UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2012

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland (Equity Residential)	1-12252 (Equity Residential)	13-3675988 (Equity Residential)
Illinois (ERP Operating Limited Partnership)	0-24920 (ERP Operating Limited Partnership)	36-3894853 (ERP Operating Limited Partnership)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

Equity Residential and its operating partnership, ERP Operating Limited Partnership (collectively with Equity Residential, the “Company”), hereby amends the Company’s Current Report on Form 8-K filed November 26, 2012 (the “Original Report”), to update the pro forma financial information contained in the Original Report.

(b) The pro forma financial information contained under the caption “Unaudited Pro Forma Condensed Consolidated Financial Statements” in Equity Residential’s prospectus supplement dated November 28, 2012 is hereby incorporated herein by reference (the “Incorporated Information”). A copy of the Incorporated Information is attached hereto as Exhibit 99.1.

(d)	Exhibits:

Exhibit Number	Exhibit

99.1	Pro Forma Financial Information contained in Equity Residential’s prospectus supplement dated November 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: November 30, 2012	By:	/s/ Mark J. Parrell

	Name:	Mark J. Parrell

	Its:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: November 30, 2012	By:	/s/ Ian S. Kaufman

	Name:	Ian S. Kaufman

	Its:	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

ERP OPERATING LIMITED PARTNERSHIP BY: EQUITY RESIDENTIAL ITS GENERAL PARTNER

Date: November 30, 2012	By:	/s/ Mark J. Parrell

	Name:	Mark J. Parrell

	Its:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: November 30, 2012	By:	/s/ Ian S. Kaufman

	Name:	Ian S. Kaufman

	Its:	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)